Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated August 17, 2015 to the
Prospectus and Statement of Additional Information (“SAI”)
dated September 26, 2014

This supplement amends the Prospectus and SAI for the M.D. Sass 1-3 Year Duration U.S. Agency Bond Fund (the “Fund”) dated September 26, 2014.

Closing of Retail Class Shares

The Board of Trustees (the “Board”) of the Trust, based upon the recommendation of M.D. Sass Investors Services, Inc. (the “Adviser”), the investment adviser to the Fund, has approved closing the Retail Class shares of the Fund to all new purchases.  Effective as of September 1, 2015, Retail Class shares will no longer be available for purchase.  The decision and timing for any future opening or closing of the Retail Class shares of the Fund will be at the discretion of the Adviser, subject to the approval of the Board.

Additionally, on September 1, 2015, the Fund will convert its existing Retail Class shares into Institutional Class shares of the Fund.  Prior to the conversion, shareholders of Retail Class shares may redeem those shares as described in the Fund’s Prospectus.

If Retail Class shares are not redeemed prior to the conversion on September 1, 2015, each shareholder owning Retail Class shares of the Fund will receive Institutional Class shares of the Fund with an aggregate net asset value equal to the aggregate net asset value of their Retail Class shares immediately prior to the conversion.  In addition, following the conversion, reinvested distributions will be invested in Institutional Class shares.  Please see the Fund’s current Prospectus dated September 26, 2014 for more information about the fees and expenses associated with Institutional Class shares.

Retail Class shareholders generally will not recognize a taxable gain or loss on the conversion of their Investor Class shares for Institutional Class shares, and such shareholders will have the same aggregate tax basis in Institutional Class shares received pursuant to the conversion as in their Retail Class shares.  Please note, however, that a redemption of Retail Class shares will be a taxable event and an Retail Class shareholder may recognize a gain or loss in connection with that transaction.  Shareholders should consult their tax advisor for further information regarding the federal, state and/or local tax consequences of redeeming their Retail Class shares that are relevant to their specific situation.

Institutional Class shares of the Fund are generally available only to a limited type of investor.  However, following the conversion, former Retail Class shareholders that would otherwise not be permitted to purchase Institutional Class shares may make additional purchases of Institutional Class shares, subject to any applicable investment minimums as described in the Fund’s current Prospectus dated September 26, 2014.

Please retain this supplement with your Prospectus and SAI.